Exhibit 10.1

Execution Version
AMENDMENT LETTER
TO
LENDERS PARTY TO THE CREDIT AGREEMENT REFERENCED BELOW

August 24, 2022

Reference is made to the 3-Year Delayed Draw Term Loan Agreement (as amended, the “Credit Agreement”) dated as of February 25, 2022 among Corebridge Financial, Inc. (f/k/a SAFG Retirement Services, Inc.) (the “Company”), the lenders party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms used but not defined herein shall have the meanings provided in the Credit Agreement.
Each Lender is hereby requested by the Company to confirm its agreement of the following:
1.Section 1.01 (Defined Terms) is amended by adding the following definition in appropriate alphabetical order:
“Exempt Proceeds” has the meaning assigned to such term in Section 2.08(b)(ii).
2.Subsection 2.08(b) (Mandatory Prepayment Events) is amended by amending and restating the lead-in to clause (ii) thereof as follows:
In the event and on each occasion that the Company receives Net Proceeds from any Prepayment Event, (x) the Company may elect to designate up to $500,000,000 of such Net Proceeds in aggregate over the life of this Agreement (“Exempt Proceeds”) as being exempt from the provisions below in this Section 2.08(b)(ii), and (y) the Company shall, on or before the date (“Prepayment Date”) that is the third (3rd) Business Day following the receipt of any such Net Proceeds not constituting Exempt Proceeds (“Excess Proceeds”):
The undersigned is in agreement with the foregoing. Please signify your agreement with the foregoing by signing and returning a copy of this Amendment Letter to Elizabeth Hamilton (via pdf email at ehamilton@cgsh.com) at your earliest convenience but not later than 5:00 p.m., New York City time, on August 23, 2022.

Except as expressly modified by this Amendment Letter, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights and remedies of the Lenders and the Administrative Agent and all of the obligations of the Loan Parties, shall remain in full force and effect. From and after the effectiveness of this Amendment Letter, the term “Agreement” (or words of similar import) in the Credit Agreement, and all references to the Credit Agreement in any related document, shall mean the Credit Agreement as modified by this Amendment Letter. This Amendment Letter shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. The Company hereby represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties of the Company and each Subsidiary Borrower (if any) set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specified date, as of such specified date) and as if each reference to “this Agreement” included reference to this Agreement Letter (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (ii) at the time of and immediately after giving effect to this Amendment Letter, no Default has occurred and or is continuing.
This Amendment Letter may be executed in any number of counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment Letter by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment Letter may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the parties hereto without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
This Amendment Letter shall be construed in accordance with and governed by the law of the State of New York.
Please direct any questions of a legal nature to Elizabeth Hamilton at Cleary Gottlieb Steen & Hamilton (ehamilton@cgsh.com, 212-225-2145). Questions of a business nature should be directed to Sid Lahiri (sid.lahiri@jpmorgan.com) of JPMorgan Chase Bank, N.A.
[Signature pages follow]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature page to Amendment Letter]

COREBRIDGE FINANCIAL, INC.

By: /s/ Justin Caulfield
Name: Justin Caulfield
Title: Treasurer

    [Signature page to Amendment Letter]

SO AGREED:

JPMORGAN CHASE BANK, N.A.

By: /s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

    [Signature page to Amendment Letter]

SO AGREED:

BANK OF AMERICA, N.A.

By: /s/ Christopher Choi
Name: Christopher Choi
Title: Managing Director

    [Signature page to Amendment Letter]

SO AGREED:

CITIBANK, N.A.

By: /s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

    [Signature page to Amendment Letter]

SO AGREED:

Morgan Stanley Bank, N.A.

By: /s/ David White
Name: David White
Title: Authorized Signatory

    [Signature page to Amendment Letter]

SO AGREED:

GOLDMAN SACHS BANK USA

By: /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

    [Signature page to Amendment Letter]

SO AGREED:

WELLS FARGO BANK, N.A.

By: /s/ Jason Hafener
Name: Jason Hafener
Title: Managing Director

    [Signature page to Amendment Letter]

SO AGREED:

Barclays Bank PLC

By: /s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

    [Signature page to Amendment Letter]

SO AGREED:

BNP PARIBAS

By: /s/ Marguerite Lebon
Name: Marguerite Lebon
Title: Vice President

By: /s/ Patrick Cunnane
Name: Patrick Cunnane
Title: Vice President

    [Signature page to Amendment Letter]

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

    [Signature page to Amendment Letter]

SO AGREED:

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Mrudul Kotia
Name: Mrudul Kotia
Title: Vice President, Financial Institutions Group

    [Signature page to Amendment Letter]

SO AGREED:

Mizuho Bank, Ltd.

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

    [Signature page to Amendment Letter]

SO AGREED:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jennifer L Shafer
Name: Jennifer L Shafer
Title: Vice President

    [Signature page to Amendment Letter]

SO AGREED:

ROYAL BANK OF CANADA

By: /s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

    [Signature page to Amendment Letter]

SO AGREED:

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Brett Austin
Name: Brett Austin
Title: Managing Director

    [Signature page to Amendment Letter]

SO AGREED:

The Bank of Nova Scotia

By: /s/ Priya Raghavan
Name: Priya Raghavan
Title: Managing Director & Head

    [Signature page to Amendment Letter]

SO AGREED:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kyle Rinderle
Name: Kyle Rinderle
Title: Assistant Vice President

    [Signature page to Amendment Letter]

SO AGREED:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By: /s/ Daniel Kostman
Name: Daniel Kostman
Title: Executive Director

    [Signature page to Amendment Letter]

SO AGREED:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Jason A. Nichols
Name: Jason A. Nichols
Title: Vice President

    [Signature page to Amendment Letter]

SO AGREED:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Brooks W. Thropp
Name: Brooks W. Thropp
Title: Senior Vice President

    [Signature page to Amendment Letter]

SO AGREED:

THE BANK OF NEW YORK MELLON

By: /s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Director

    [Signature page to Amendment Letter]

SO AGREED:

TRUIST BANK

By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Managing Director

    [Signature page to Amendment Letter]